Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of PackItGreen Holdings Corp. (the “Company”) on Form 10-Q for the period ended JUNE 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard Jackson, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 19, 2008	By:	/s/ Richard W. Jackson
Richard W. Jackson Chief Financial Officer